Fees Summary	Oct. 03, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 71,525,944.68
Previously Paid Amount	0
Total Fee Amount	10,950.62
Total Offset Amount	0
Net Fee	$ 10,950.62
Final Prospectus	false